EXHIBIT 99.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           -------------------------------------------------------------
             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Heidi  O'neil,   the  Director  of  Finance  and  Administration  of  Z-Axis
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley  Act of 2002,  18  U.S.C.  Section  1350,  that to the best of my knowledge:

(1)  the Annual  Report on Form  10-QSB of the  Company for the year ended March
     31, 2003 (the "Report") fully complies with the  requirements of Section 13
     (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15  U.S.C.  78m or
     78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2003

/s/Heidi O'Neil
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Name: Heidi O'Neil
Title: Director of Finance and
Administration